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Scudder Strategic Income Trust

Annual Report

November 30, 2001

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Dividend Reinvestment Plan

<Click Here> Officers and Trustees

<Click Here> Account Management Resources

	Nasdaq Symbol	CUSIP Number
Scudder Strategic Income Trust	KST	81123W-101

Zurich Scudder Investments, Inc., is a leading global investment management firm, managing more than $325 billion in assets for individuals, corporate clients, retirement and pension plans, and insurance companies.

Performance Summary November 30, 2001

Average Annual Total Returns
	1-Year	3-Year	5-Year	Life of Class*
Based on Net Asset Value(a)	9.89%	7.14%	6.10%	9.49%
Based on Market Price	8.73%	.73%	3.64%	8.88%

Net Asset Value and Market Price
	As of 11/30/01	As of 11/30/00
Net Asset Value	$ 11.75	$ 11.97
Market Price	$ 12.09	$ 12.44

Distribution Information
Twelve Months: Income Dividends	$ 1.44
November Distribution	$ .1000
Current Annualized Distribution Rate (based on net asset value)+	$ 10.21
Current Annualized Distribution Rate (based on market price)+	$ 9.93

* The Fund commenced operations on April 24, 1994.
(a) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.
+ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on the date shown. Distribution rate simply measures the level of dividends and is not a complete measure of performance.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries).

Portfolio Management Review

Scudder Strategic Income Trust: A Team Approach to Investing

[Portfolio Manager(s) Photograph(s)]

Scudder Strategic Income Trust is managed by a team of Zurich Scudder Investments, Inc. (the "Advisor") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Advisor's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Advisor believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

Co-Lead Portfolio Manager J. Patrick Beimford, Jr. joined the Advisor in 1976 and the fund team in 1996. Mr. Beimford has over 25 years of investment experience.

Co-Lead Portfolio Manager Jan C. Faller joined the Advisor in 1999 and the fund team in 2000. Mr. Faller has over five years of investment experience.

In the following interview, J. Patrick Beimford, Jr. and Jan C. Faller, portfolio managers of Scudder Strategic Income Trust, discuss market conditions and their investment strategy during the 12-month period ended November 30, 2001.

Q: How did Scudder Strategic Income Trust perform over the 12 months ended November 30, 2001?

A: Over the 12-month period ended November 30, 2001, Scudder Strategic Income Trust posted a 9.89 percent return based on net asset value, while it returned 8.73 percent on a market value basis. This compares with a 6.29 percent return for its typical peer in the Lipper flexible income funds category (based on net asset value) during the period.

Q: What were the main factors affecting the fund's performance?

A: The primary factor affecting performance was the fund's emerging markets exposure. Emerging markets holdings contributed to the fund's performance in two ways. First, as the market rallied early in the year, the fund benefited from rising prices on the debt. Then, as fundamentals in Argentina began to deteriorate, we eliminated our holdings in the country. This enabled the fund to avoid much of the damage caused by the general sell-off in Latin America. While the fund continues to hold emerging markets, we remain in higher-quality holdings in an effort to maintain attractive yields while seeking to reduce price volatility until the specific risk associated with Argentina is resolved.

Q: How did the high-yield environment impact the way you managed the fund?

A: We entered the year fairly positive on the outlook for lower interest rates and a rebound in the economy by the second or third quarter. As a result, we maintained our holdings in high-yield U.S. securities, which we believed would benefit from the expected recovery. That strategy worked well for the fund until September, which turned out to be one of the worst months for high-yield securities in recent memory. The terrorist attacks of September 11 obviously had a huge impact, but even before that, it was clear that the economy wasn't experiencing the upturn we had hoped for. We could see that happening in late August and early September as the equity markets started to sell off and the high-yield market followed suit. So, performance was hurt in September because of our overweight position in high-yield securities. However, we decided not to make any major changes, because we thought the downward move was behind us. That decision helped the fund in October and November as the high-yield market rebounded on early signs that the economy was beginning to recover.

Although we believe we will see more substantial signs of recovery early in 2002, we have become more cautious regarding overall credit quality. Accordingly, in our corporate selection, we have emphasized securities that we believe to be less sensitive to changes in the economy.

Q: What is your outlook and strategy going forward?

A: First, as mentioned before, we are looking for a recovery to begin before or during the second quarter of 2002. So, while we have been more cautious regarding credit in 2001, we also will be looking for opportunities to help the fund benefit from investors' increased appetite for risk should the recovery unfold as expected.

Second, we will continue to watch the situation in Argentina closely. Until the outlook there begins to stabilize, we intend to retain our cautious emerging markets exposure. At the same time, however, we expect oil prices to stabilize or increase, which would mean increased revenues for several emerging market countries. Given that possibility, we will be looking for an entry point at which we can increase the fund's emerging markets exposure, in an effort to increase the fund's returns and enhance yield.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions.

Portfolio Summary November 30, 2001

Portfolio Composition*	11/30/01	11/30/00

U.S. Government Agency Pass Thrus	24%	29%
High-Yield Corporate Bonds	12%	14%
Foreign Bonds	49%	46%
Cash and Equivalents	15%	11%
	100%	100%

Quality	11/30/01	11/30/00

AAA	46%	42%
BBB	1%	6%
BB	13%	11%
B	33%	39%
Nonrated and below B	7%	2%
	100%	100%

Interest Rate Sensitivity	11/30/01	11/30/00

Average Maturity	6.6 years	7.5 years
Duration	3.5 years	3.8 years

* Portfolio Composition is subject to change.

For more complete details about the fund's investment portfolio, see page 10. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of November 30, 2001

	Principal Amount ($)	Value ($)
Corporate Bonds 12.0%
Communications 3.9%
Allegiance Telecom, Inc., 12.875%, 5/15/2008	390,000	292,500
Call-Net Enterprises, Inc., Step-up Coupon, 0% to 5/15/2004, 10.8% to 5/15/2009	80,000	20,800
Call-Net Enterprises, Inc., 9.375%, 5/15/2009	120,000	43,200
FairPoint Communications, Inc., 12.5%, 5/1/2010	100,000	95,000
Intermedia Communications of Florida, Inc., Step-up Coupon, 0% to 7/15/2002, 11.25% to 7/15/2007	520,000	518,700
KMC Telecom Holdings, Inc., 13.5%, 5/15/2009	100,000	8,500
MGC Communications, Inc., 13%, 10/1/2004	350,000	112,000
Spectrasite Holdings, Inc., Step-up Coupon, 0% to 7/15/2003, 12% to 7/15/2008	50,000	18,000
Spectrasite Holdings, Inc., Step-up Coupon, 0% to 4/15/2004, 11.25% to 4/15/2009	670,000	207,700
Triton PCS, Inc., Step-up Coupon, 0% to 5/1/2003, 11% to 5/1/2008	200,000	184,000
Western Wireless Corp., 10.5%, 2/1/2007	440,000	457,600
		1,958,000
Construction 0.3%
Dimac Corp., 12.5%, 10/1/2008*	600,000	6,000
Hovnanian Enterprises, Inc., 9.75%, 6/1/2005	10,000	10,000
Lennar Corp., 9.95%, 5/1/2010	100,000	109,250
		125,250
Consumer Discretionary 1.3%
Advantica Restaurant Co., 11.25%, 1/15/2008	50,000	33,874
Boca Resorts, Inc., 9.875%, 4/15/2009	250,000	256,250
Color Tile, Inc., 10.75%, 12/15/2001*	330,000	3,300
Hines Horticulture, Inc., Series B, 12.75%, 10/15/2005	325,000	331,500
		624,924
Consumer Staples 0.1%
Jafra Cosmetics International, Inc., 11.75%, 5/1/2008	40,000	39,600
Durables 0.1%
Fairchild Corp., 10.75%, 4/15/2009	130,000	42,900
Health 0.4%
National Vision, Inc., 12%, 3/30/2009	344,000	211,560
Energy 0.1%
R&B Falcon Corp., 9.5%, 12/15/2008	60,000	69,591
Manufacturing 1.9%
Day International Group, Inc., 11.125%, 6/1/2005	25,000	22,750
GS Technologies, 12.25%, 10/1/2005*	100,000	1,000
Huntsman Polymers Corp., 11.75%, 12/1/2004	170,000	17,000
Riverwood International Corp., 10.875%, 4/1/2008	830,000	850,750
Stone Container Corp., 11.5%, 8/15/2006	70,000	76,300
		967,800
Media 2.8%
CSC Holdings, Inc., 9.875%, 2/15/2013	450,000	480,938
Frontiervision LP, 11%, 10/15/2006	400,000	416,000
NTL Communications Corp., 11.5%, 10/1/2008	320,000	115,200
NTL Communications Corp., 11.875%, 10/1/2010	330,000	118,800
Sinclair Broadcasting Group, Inc., 8.75%, 12/15/2007	250,000	252,500
		1,383,438
Metals & Minerals 0.1%
Republic Technologies International, 13.75%, 7/15/2009*	510,000	33,150
Service Industries 1.0%
Coinmach Corp., 11.75%, 11/15/2005	500,000	516,250
Total Corporate Bonds (Cost $8,804,503)		5,972,463

Foreign Bonds - U.S.$ Denominated 49.3%
Australis Holdings, 15%, 11/1/2002*	500,000	50
Diamond Cable Communications PLC, 11.75%, 12/15/2005	175,000	43,750
Euramax International PLC, 11.25%, 10/1/2006	400,000	372,000
Federative Republic of Brazil, C Bond, 8%, 4/15/2014	17,003,309	12,412,416
MetroNet Communications Corp., 12%, 8/15/2007	100,000	77,784
Millicom International Cellular SA, Floating Rate, 13.5%, 6/1/2006	40,000	25,200
PTC International Finance, Step-up Coupon, 0% to 7/1/2002, 10.75% to 7/1/2007	500,000	437,500
Republic of Bulgaria, Series A, Step-up Coupon, LIBOR plus .8125%, 4.562%, 7/28/2012	1,750,000	1,507,188
Republic of Panama, Floating Rate Note, LIBOR plus 1%, 2.99%, 5/14/2002	217,412	216,999
Republic of Panama, 10.75%, 5/15/2020	1,000,000	1,067,500
Republic of Peru, Past Due Interest Bond, 4.5%, 3/7/2017	1,250,000	929,688
Republic of the Philippines, 9.5%, 10/21/2024	1,000,000	1,011,250
Republic of Venezuela, Series DL, Floating Rate Debt Conversion Bond, LIBOR plus .875%, 4.75%, 12/18/2007	464,280	358,656
Republic of Venezuela, 9.25%, 9/15/2027	1,250,000	816,250
Russian Ministry of Finance, 3%, 5/14/2003	2,000,000	1,800,000
United Mexican States, Series A, Value Recovery Rights*	2,500,000	9,500
United Mexican States, Series B, Collateralized Par Bond, 6.25%, 12/31/2019	2,500,000	2,334,375
United Mexican States, 11.5%, 5/15/2026	910,000	1,140,685
Total Foreign Bonds - U.S.$ Denominated (Cost $22,709,370)		24,560,791

U.S. Government Agency Pass Thrus 23.8%
Federal National Mortgage Association, 7.0%, 8/1/2027	349,046	359,797
Federal National Mortgage Association, 7.5%, 4/1/2027 (c)	413,710	432,898
Government National Mortgage Association, 7.0%, 6/15/2029 (c)	504,999	521,305
Government National Mortgage Association, 7.5% with various maturities until 1/15/2030 (b) (c)	6,506,427	6,813,001
Government National Mortgage Association, 8.0% with various maturities until 9/15/2026 (b) (c)	3,484,394	3,719,053
Total U.S. Government Agency Pass Thrus (Cost $11,030,195)		11,846,054

	Shares	Value ($)
Common Stocks 0.0%
Consumer Discretionary 0.0%
Specialty Retail National Vision, Inc.*	14,271	9,818
Manufacturing 0.0%
Diversified Manufacturing Republic Technology Corp.*	500	-
Total Common Stocks (Cost $79,321)		9,818

Warrants* 0.0%
Energy 0.0%
Oil/Gas Transmission Empire Gas Corp.	359	359
Manufacturing 0.0%
Diversified Manufacturing Republic Technology Corp.	510	5
Media 0.0%
Cable Television UIH Australia Pacific, Inc.	280	-
Total Warrants (Cost $5)		364

	Principal Amount ($)	Value ($)
Cash Equivalents 14.9%
Zurich Scudder Cash Management QP Trust, 2.24%** (Cost $7,424,563)	7,424,563	7,424,563
Total Investment Portfolio - 100% (Cost $50,047,957) (a)		49,814,053

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
** Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder Investments, Inc. The rate shown is the annualized seven-day yield at period end.
(a) The cost for federal income tax purposes was $50,086,177. At November 30, 2001, net unrealized depreciation for all securities based on tax cost was $272,124. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,559,466 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,831,590.
(b) Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.
(c) At November 30, 2001 these securities, in whole or in part, are subject to repurchase under reverse repurchase agreements.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of November 30, 2001
Assets
Investments in securities, at value (cost $50,047,957)	$ 49,814,053
Interest receivable	580,641
Total assets	50,394,694
Liabilities
Payable for investments purchased	13,675
Reverse repurchase agreements	9,407,000
Interest payable for reverse repurchase agreements	4,259
Accrued management fee	30,109
Other accrued expenses and payables	100,465
Total liabilities	9,555,508
Net assets, at value	$ 40,839,186
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(13,292)
Net unrealized appreciation (depreciation) on investments	(233,904)
Accumulated net realized gain (loss)	(6,899,982)
Paid-in capital	47,986,364
Net assets, at value	$ 40,839,186
Net Asset Value
Net asset value per share ($40,839,186 / 3,476,354 shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.75

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended November 30, 2001
Investment Income
Interest	$ 5,427,216
Expenses: Management fee	354,399
Services to shareholders	22,015
Custodian fees	8,311
Auditing	43,277
Legal	14,368
Trustees' fees and expenses	13,097
Reports to shareholders	58,131
Interest expense	581,456
Other	71,409
Total expenses, before expense reductions	1,166,463
Expense reductions	(1,757)
Total expenses, after expense reductions	1,164,706
Net investment income (loss)	4,262,510
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(415,048)
Net unrealized appreciation (depreciation) during the period on investments	379,800
Net gain (loss) on investment transactions	(35,248)
Net increase (decrease) in net assets resulting from operations	$ 4,227,262

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended November 30,
	2001	2000
Operations: Net investment income (loss)	$ 4,262,510	$ 5,494,909
Net realized gain (loss) on investment transactions	(415,048)	(171,028)
Net unrealized appreciation (depreciation) on investment transactions during the period	379,800	(2,601,456)
Net increase (decrease) in net assets resulting from operations	4,227,262	2,722,425
Distributions to shareholders from: Net investment income	(4,317,953)	(5,897,898)
Return of capital	(682,283)	-
Fund share transactions: Reinvestment of distributions	91,091	78,043
Increase (decrease) in net assets	(681,883)	(3,097,430)
Net assets at beginning of period	41,521,069	44,618,499
Net assets at end of period (including accumulated distributions in excess of net investment income and undistributed net investment income of $13,292 and $297,185, respectively)	$ 40,839,186	$ 41,521,069
Other Information
Shares outstanding at beginning of period	3,469,420	3,463,535
Shares issued to shareholders in reinvestment of dividends	6,934	5,885
Shares outstanding at end of period	3,476,354	3,469,420

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the year ended November 30, 2001
Cash Flows from Operating Activities:
Investment income received	$ 4,201,768
Payment of expenses	(1,155,138)
Proceeds from sales and maturities of investments	16,273,268
Purchases of investments	(8,571,250)
Net purchases of short term investments	(1,425,562)
Cash provided by operating activities	9,323,086
Cash Flows from Financing Activities:
Net increase (decrease) in reverse repurchase agreements	$ (3,970,000)
Distributions paid (net of reinvestment of dividends)	(5,354,757)
Cash used by financing activities	(9,324,757)
Increase (decrease) in cash	(1,671)
Cash at beginning of period	1,671
Cash at end of period	-
Reconciliation of Net Increase in Net Assets from Operations to Cash Provided by Operating Activities:
Net increase (decrease) in net assets resulting from operations	$ 4,227,262
Net increase (decrease) in cost of investments	5,631,623
Net increase (decrease) in unrealized appreciation (depreciation) on investments	(379,800)
(Increase) decrease in interest receivable	2,645
(Increase) decrease in receivable for investments sold	9,473
Increase (decrease) in payable for investments purchased	13,675
Increase (decrease) in accrued expenses	5,309
Increase (decrease) in interest payable	(187,101)
Cash provided by operating activities	$ 9,323,086

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended November 30,	2001	2000	1999	1998	1997
Selected Per Share Data
Net asset value, beginning of period	$ 11.97	$ 12.88	$ 13.68	$ 15.39	$ 15.34
Income (loss) from investment operations: Net investment income	1.23[a]	1.59[a]	1.69[a]	1.77	1.79
Net realized and unrealized gain (loss) on investment transactions	(.01)	(.80)	(.69)	(1.68)	.06
Total from investment operations	1.22	.79	1.00	.09	1.85
Less distributions from: Net investment income	(1.24)	(1.70)	(1.80)	(1.80)	(1.80)
Return of capital	(.20)	-	-	-	-
Total distributions	(1.44)	(1.70)	(1.80)	(1.80)	(1.80)
Net asset value, end of period	$ 11.75	$ 11.97	$ 12.88	$ 13.68	$ 15.39
Market value, end of period	$ 12.09	$ 12.44	$ 14.19	$ 16.94	$ 19.81
Total Return
Based on net asset value (%)[b]	9.89	5.55	6.03	.48	12.55
Based on market value (%)[b]	8.73	(.35)	(5.67)	(5.28)	23.53
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	41	42	45	47	53
Ratio of expenses excluding interest expense (%)	1.40	1.28	1.40	1.20	1.24
Ratio of expenses before expense reductions (%)	2.80	3.22	3.21	3.94	3.99
Ratio of expenses after expense reductions (%)	2.79	3.21	3.21	3.94	3.99
Ratio of net investment income (loss) (%)	10.23	12.52	12.94	12.05	11.45
Portfolio turnover rate (%)	19	8	19	13	16

a Based on average shares outstanding during the period.
b Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Strategic Income Trust (the ``Fund''), formerly Kemper Strategic Income Trust, is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Equity securities are valued at the most recent sale price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Zurich Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that most fairly reflects fair value, as determined in accordance with procedures approved by the Trustees.

Reverse Repurchase Agreements. The Fund may borrow through the use of reverse repurchase agreements whereby the Fund agrees to sell and simultaneously agrees to repurchase certain securities at a mutually agreed date and price. At the time the Fund enters into a reverse repurchase agreement, it is required to pledge securities subject to repurchase. The sale of these securities is not recorded and the Fund agrees to later repay cash plus interest. Should the securities' value decline below the repurchase price, the Fund may be obligated to pledge additional collateral to the lender in the form of cash or securities. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities subject to reverse repurchase agreements may decline below the amount the Fund is obligated to pay to repurchase these securities. The risk in borrowing, as with any extension of credit, consists of the possible delay in the recovery of securities or possible loss of rights in the collateral should the counterparty fail financially. Additionally, there is the risk that the expense associated with the transaction may be greater than the income earned from the investment of the proceeds of the transaction.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At November 30, 2001, the Fund had a net tax basis capital loss carryforward of approximately $6,693,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2002 ($293,000), November 30, 2003 ($5,154,000), November 30, 2006 ($630,000), November 30, 2008 ($173,000) and November 30, 2009 ($443,000), the expiration dates, whichever occurs first.

In addition, from November 1, 2001 through November 30, 2001, the Fund incurred approximately $169,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended November 30, 2002.

Distribution of Income and Gains. Distributions of net investment income, if any, are made monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Statement of Cash Flows. Information of financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the statement of cash flows is the amount reported as cash in the Fund's Statement of Assets and Liabilities and represents the cash position in its custodian bank at November 30, 2001.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for financial reporting purposes.

B. Purchases and Sales of Securities

For the year ended November 30, 2001, purchase and sales (excluding short-term investments) of investment securities aggregated $8,584,925 and$16,263,795, respectively.

C. Transactions with Affiliates

Management Agreement. Under the Investment Management Agreement (the "Management Agreement") with Zurich Scudder Investments, Inc., ("ZSI" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.85% of average weekly net assets.

On September 24, 2001, Deutsche Bank and Zurich Financial Services, parent company of ZSI, the investment manager for the Fund, announced that they have signed an agreement in principle under which Deutsche Bank will acquire 100% of ZSI. The agreement in principle does not include ZSI's Threadneedle Investments in the U.K., which will be retained by Zurich Financial Services. On December 4, 2001, a definitive agreement was signed and the transaction is expected to be completed, pending regulatory approval and satisfaction of other conditions, in the first half of 2002.

Service Provider Fees. Scudder Investments Service Company ("SISC"), formerly Kemper Service Corporation, an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund. The amount charged to the Fund by SISC aggregated $22,015, of which $5,225 is unpaid at November 30, 2001.

Trustees' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor an annual retainer plus specified amounts for attended board and committee meetings.

Zurich Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Zurich Scudder Cash Management QP Trust (the ``QP Trust'') and other affiliated funds managed by Zurich Scudder Investments, Inc. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. ZSI does not receive a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the year ended November 30, 2001, totaled $134,049 and are reflected as interest income on the Statement of Operations.

D. Reverse Repurchase Agreements

The Fund has entered into reverse repurchase agreements with third parties involving its holdings in U.S. Government Agency securities. At November 30, 2001, the Fund had outstanding reverse repurchase agreements as follows:

Counterparty	Value of Assets Sold Under Agreement to Repurchase	Repurchase Liability	Weighted Average Maturity
Salomon Smith Barney	$9,407,000	$9,407,000	26 days

The average weighted daily balance of reverse repurchase agreements outstanding during the year ended November 30, 2001 was $5,003,354. The weighted average interest rate was 5.61%.

E. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year ended November 30, 2001, the Fund's custodian and transfer agent fees were reduced by $1,453 and $304, respectively, under these arrangements.

F. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $750 million revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Adoption of New Accounting Principle

The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The revised Audit and Accounting Guide will require the Fund to amortize premium on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of certain of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. The adoption of this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain (loss) in the Statement of Operations.

Report of Ernst & Young LLP, Independent Auditors

To the Trustees and Shareholders of
Scudder Strategic Income Trust:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Scudder Strategic Income Trust (the "Fund"), formerly Kemper Strategic Income Trust, as of November 30, 2001, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2001, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder Strategic Income Fund, at November 30, 2001, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented therein, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts January 3, 2002	/s/ Ernst & Young LLP

Dividend Reinvestment Plan

A. Participation

We invite you to review the description of the Dividend Reinvestment Plan (the "Plan") which is available to you as a shareholder of Scudder Strategic Income Trust, formerly Kemper Strategic Income Trust (the "Fund"). If you wish to participate and your shares are held in your own name, simply contact Scudder Investments Service Company, whose address and phone number are provided in Paragraph D of the Plan for the appropriate form. If your shares are held in the name of a brokerage firm, bank, or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them. Shareholders who so elect will be deemed to have appointed United Missouri Bank, N.A. ("UMB") as their agent and as agent for the fund under the Plan.

B. Dividend Investment Account

The Fund's transfer agent and dividend disbursing agent or its delegate ("Agent") will establish a Dividend Investment Account (the "Account") for each shareholder participating in the Plan. Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the "Shares") of the Fund registered in the participant's name on the books of the Fund; (b) cash dividends and capital gains distributions paid on Shares registered in the name of Agent but credited to the participant's Account. Sources described in clauses (a) and (b) of the preceding sentence are hereinafter called "Distribution."

C. Investment of Distribution Funds Held in Each Account

If on the record date for a Distribution (the "Record Date"), Shares are trading at a discount from net asset value per Share (according to the evaluation most recently made on Shares of the Fund), funds credited to a participant's Account will be used to purchase Shares (the "Purchase"). UMB will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date ("Payment Date" as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that UMB is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the Fund will issue to UMB Shares valued at net asset value per Share (according to the evaluation most recently made on Shares of the Fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the Fund will issue on the Payment Date, Shares valued at net asset value per Share on the Record Date to Agent in the aggregate amount of the funds credited to the participants' accounts.

D. Additional Information

Address all notices, correspondence, questions, or other communication regarding the Plan to:

Scudder Investments Service Company
P.O. Box 219066
Kansas City, Missouri 64121-7194
1-800-294-4366

E. Adjustment of Purchase Price

The Fund will increase the price at which Shares may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

F. Determination of Purchase Price

The cost of Shares and fractional Shares acquired for each participant's Account in connection with a purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph G hereof, of the Shares acquired by UMB in connection with that purchase. Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after Agent has received or UMB has purchased Shares. Agent may mingle the cash in a participant's account with similar funds of other participants of the Fund for whom UMB acts as agent under the Plan.

G. Brokerage Charges

There will be no brokerage charges with respect to Shares issued directly by the Fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to UMB's open market purchases in connection with the reinvestment of Distributions. Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as UMB will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

H. Service Charges

There is no service charge by Agent or UMB to shareholders who participate in the Plan other than service charges specified in Paragraph L hereof. However, the Fund reserves the right to amend the Plan in the future to include a service charge.

I. Transfer of Shares Held by Agent

Agent will maintain the participant's Account, hold the additional Shares acquired through the Plan in safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the Account are transferable upon proper written instructions to Agent. Upon request to Agent, a certificate for any or all full Shares in a participant's Account will be sent to the participant.

J. Shares Not Held in Shareholder's Name

Beneficial owners of Shares which are held in the name of a broker or nominee will not be automatically included in the Plan and will receive all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.

K. Amendments

Experience under the Plan may indicate that changes are desirable. Accordingly, the fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution.

L. Withdrawal from Plan

Shareholders may withdraw from the Plan at any time by giving Agent a written notice. If the proceeds are $25,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Agent provided the notice is received by the Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph K hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, Agent will notify UMB to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

M. Tax Implications

Shareholders will receive tax information annually for personal records and to assist in preparation of Federal income tax returns. If Shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased shares.

N. Amendment of the Plan

Effective April 1, 2002, the Board of Trustees of the Fund has amended the Fund's Plan and, in connection with that amendment, has approved the appointment of UBS PaineWebber ("UBS") as Plan Agent, replacing UMB. As part of the amendments, a voluntary cash purchase option has been added to the Plan. A participant will be able to make voluntary cash contributions to their account by sending a check or money order to Scudder Investments Service Company, in a minimum amount of $100 with appropriate accompanying instructions. (No more than $500 may be contributed per month.) Scudder Investments Service Company will inform UBS of the total funds available for the purchase of shares and UBS will use the funds to purchase additional shares for the participant's account the earlier of: (a) when it next purchases shares as a result of a distribution or (b) on or shortly after the first day of each month and in no event more than thirty days after such date except when temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of Federal securities laws. Participants in the Plan have been notified of these amendments. No action is required on the part of participants with respect to their status in the Plan.

Officers and Trustees

TRUSTEES
John W. Ballantine
Trustee
Lewis A. Burnham
Trustee
Mark S. Casady*
Trustee and President
Linda C. Coughlin*
Chairperson, Trustee and
Vice President
Donald L. Dunaway
Trustee
James R. Edgar
Trustee
William F. Glavin, Jr.*
Trustee
Robert B. Hoffman
Trustee
Shirley D. Peterson
Trustee
Fred B. Renwick
Trustee
William P. Sommers
Trustee
John G. Weithers
Trustee
OFFICERS
J. Patrick Beimford, Jr.*
Vice President
Philip J. Collora*
Vice President and
Assistant Secretary
Jan C. Faller*
Vice President
Kathryn L. Quirk*
Vice President
Linda J. Wondrack*
Vice President
John R. Hebble*
Treasurer
Thomas Lally*
Assistant Treasurer
Brenda Lyons*
Assistant Treasurer
John Millette*
Secretary
Caroline Pearson*
Assistant Secretary

* Zurich Scudder Investments, Inc.

Account Management Resources

Legal Counsel

Vedder, Price, Kaufman & Kammholz

222 North LaSalle Street Chicago, IL 60601
Shareholder Service Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian and Transfer Agent

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Auditors

Ernst & Young LLP

200 Clarendon Street Boston, MA 02116
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048

Notes